NATURE OF OPERATIONS AND LIQUIDITY	12 Months Ended
Dec. 31, 2018
Statement [Line Items]
NATURE OF OPERATIONS AND LIQUIDITY [Text Block]
1.	NATURE OF OPERATIONS AND LIQUIDITY

Quaterra Resources Inc. (together with its subsidiaries, “ Quaterra ” or the “ Company ”) is a copper exploration company working on its mineral properties located in Nevada and Alaska, United States. The Company is incorporated in British Columbia, Canada. Its head office is located at 1100 - 1199 West Hastings Street, Vancouver, British Columbia, Canada, V6E 3T5.

The Company acquires its mineral properties by way of option or lease agreements, and defers all acquisition, exploration and evaluation costs related to the properties. The underlying value of the amounts recorded as mineral properties does not reflect current or future values. The Company’s continued existence is dependent upon the existence of economically recoverable mineral reserves and the ability of the Company to acquire new properties and obtain funding to complete the exploration activities.

During the year ended December 31, 2018 (“ 2018 ”), the Company closed a non-brokered private placement of 10% convertible debentures for gross proceeds of $0.97 million (Note 6). Subsequent to the 2018 year end, the Company closed the sale of certain water rights in Nevada for $6.02 million (Notes 4 & 16).

These consolidated financial statements are prepared on a going concern basis which assumes that the Company will be able to realize its assets and discharge its liabilities in the normal course of business. As of December 31, 2018, the Company had a working capital deficiency of $0.67 million, however the Company believes that based on the water rights sale proceeds it has sufficient funds to sustain its operations for at least the next 12 months.